COLONIAL GOVERNMENT MONEY MARKET FUND

 Supplement to Statement of Additional Information dated December 27, 1996

Recently, the Fund's Trustees approved a name change for the Fund's Class D shares and eliminated the Class D share initial sales charge. The Fund's "Class D" shares have been renamed "Class C" shares and any reference in the Fund's Prospectus and Statement of Additional Information to "Class D" shares is now a reference to "Class C" shares. Class C shares are described in the Fund's Prospectus Supplement dated July 1, 1997.



MM-39/876D-0797                                                 July 10, 1997